UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025 (August 19, 2025)

TRADEWINDS UNIVERSAL

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-276233	87-4254479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Mercury Lane, Brea, CA 92821
(Address of Principal Executive Offices, and Zip Code)
(855) 434-44887
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	TRWD	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On August 19, 2025, Tradewinds Universal, Inc. (the “Company”) entered into a Letter of Intent (“LOI”) with Scar Holdings LLC, aka Peppermint Hippo™, a leading nightlife and hospitality operator, to establish a dedicated division focused on acquiring and developing clubs under the Peppermint Hippo™ brand.

The first planned acquisition under this LOI is the Peppermint Hippo Toledo, located in Toledo, Ohio. The LOI provides for a staged growth strategy whereby the Company, in collaboration with Peppermint Hippo, may acquire up to ten Peppermint Hippo-branded clubs, with the potential for several additional affiliated venues.

The Company believes, based on industry estimates, that the U.S. bars and nightclubs market is approximately $36–$39 billion annually, with the gentlemen’s club niche comprising an estimated $8 billion. Management further believes this sector has historically demonstrated resilience through economic cycles and presents an opportunity to expand with scale and stability.

In addition to the initial portfolio of up to ten (10) Peppermint Hippo clubs, the Company’s long-term strategy is to pursue additional acquisitions across the U.S. market with the goal of building a diversified nightlife and hospitality conglomerate of as many as 100 clubs. Management believes this staged acquisition approach will allow the Company to expand in an orderly and compliant manner while positioning Tradewinds Universal as a leading consolidator in the industry.

Completion of any acquisition will be subject to due diligence, regulatory approvals, and the negotiation and execution of definitive agreements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the potential acquisition of Peppermint Hippo Toledo and other venues, the establishment of a nightlife and hospitality division, and the Company’s broader growth strategy. These statements involve risks and uncertainties that could cause actual results to differ materially, including but not limited to the ability of the parties to complete due diligence, obtain regulatory approvals, and negotiate definitive agreements. The Company undertakes no obligation to update these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2025	Tradewinds Universal

	By:	/s/ Andrew Read
	Name:	Andrew Read
	Title:	President